UNITES STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   September 11, 2008

MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-07763	23-1683282
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Compensatory Arrangements of Certain Officers

On September 11, 2008, the Board of Directors of Met-Pro Corporation (the “Company”) granted approval to amend the Met-Pro Corporation Salaried Pension Plan (the “Plan”), most recently amended and restated effective September 1, 2007, to change the Plan year to match the Company’s fiscal year beginning February 1 and ending January 31, thereby creating a short Plan year from September 1, 2008 through January 31, 2009.  On November 3, 2008 the Board of Directors approved and adopted the First (Corrective) Amendment to the Met-Pro Corporation Salaried Pension Plan.

A copy of the First Amendment to the Met-Pro Corporation Salaried Pension Plan is attached hereto as an exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  January 15, 2010
MET-PRO CORPORATION

By: /s/ Gary J. Morgan
Gary J. Morgan,
Chief Financial Officer

Exhibit Index

Exhibit	Description
(10)(ax)	First (Corrective) Amendment to the Met-Pro Corporation Salaried Pension Plan